EXHIBIT  99.1

CERTIFICATION  OF  THE  CHIEF  EXECUTIVE  OFFICER
PURSUANT  TO  18  U.S.C.  SECTION  1350,  AS  ADOPTED  PURSUANT  TO
SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002

I, JOSEPH F. OLLIVIER, CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER FOR DATIGEN.COM, INC. CERTIFY THAT:


     1.  I  HAVE REVIEWED THE ANNUAL REPORT ON FORM 10-KSB OF DATIGEN.COM, INC.:

2. BASED ON MY KNOWLEDGE, THIS ANNUAL REPORT DOES NOT CONTAIN ANY UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS MADE, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH SUCH STATEMENTS WERE MADE, NOT MISLEADING WITH RESPECT TO THE PERIOD COVERED BY THIS ANNUAL REPORT;


3. BASED ON MY KNOWLEDGE, THE FINANCIAL STATEMENTS, AND OTHER FINANCIAL INFORMATION INCLUDED IN THIS ANNUAL REPORT, FAIRLY PRESENT IN ALL MATERIAL RESPECTS THE FINANCIAL CONDITION, RESULTS OF OPERATIONS AND CASH FLOWS OF THE REGISTRANT AS OF, AND FOR, THE PERIODS PRESENTED IN THIS ANNUAL REPORT.

DATED:  MAY  12,  2003                       /S/  JOSEPH  F.  OLLIVIER
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                                                  JOSEPH  F.  OLLIVIER
                                CHIEF  EXECUTIVE AND FINANCIAL OFFICER